UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 25, 2006

                          Third Wave Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                 000-31745           39-1791034
(State or Other Jurisdiction             (Commission         (IRS Employer
of Incorporation)                        File Number)        Identification No.)

502 South Rosa Road
Madison, Wisconsin                                                  53719
(Address of Principal Executive Offices)                            (Zip Code)

                                 (608) 273-8933
              (Registrant's Telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits:

99.1 News Release issued by the Company.

Item 12. Results of Operations and Financial Condition.

      On July 25, 2006, the Company issued a news release reporting its second-quarter financial results, a copy of which is filed as Exhibit 99.1.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         THIRD WAVE TECHNOLOGIES, INC.

Date: July 25, 2006                      By: /s/ Cindy S. Ahn
                                             -----------------------------------
                                         Name: Cindy S. Ahn
                                         Title: Vice President & General Counsel


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

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.     Description
-----------     -----------

99.1            News Release issued by the Company


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